UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 3, 2023 (March 2, 2023)

Silver bull resources, inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incoNevadarporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1605 Vancouver BC, Canada		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 2, 2023, Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) filed a Notice of Intent with Mexico’s Directorate General of Foreign Investment to initiate a legacy North American Free Trade Agreement (“NAFTA”) claim under Annex 14-C of the United States–Mexico–Canada Agreement (“USMCA”) to recover economic damages resulting from the blockade of the Company’s Sierra Mojada project by a cooperative of local miners called Sociedad Cooperativa de Exploración Minera Mineros Norteños, S.C.L. (“Mineros Norteños”). Even though the Company (i) has received numerous judgments in its favor issued by federal courts in Mexico, (ii) filed criminal complaints with the State of Coahuila, and (iii) made numerous requests and demands of Mexican governmental agencies to intervene and terminate the blockade, Mineros Norteños has continued to block access to the facilities at Sierra Mojada since September 2019. Silver Bull is seeking to recover no less than US$178 million in damages that the Company claims it has suffered as a result of a breach by Mexico of its NAFTA obligations.

Item 7.01	Regulation FD Disclosure.

On March 2, 2023, the Company issued a press release regarding the legacy NAFTA claim under the USMCA to recover economic damages resulting from the blockade. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	News release, dated as of March 2, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Bull resources, inc.

Date: March 3, 2023	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer

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